EXHIBIT 10.30

AMENDMENT TO THE

XBOX™ PUBLISHER LICENSING AGREEMENT

(Platinum Hits Family Program)

This Amendment (“Amendment”) is entered into and effective as of the later of the two signature dates below (the “Effective Date”) by and between MICROSOFT LICENSING, GP, a Nevada general partnership (“Microsoft”), and THQ Inc. (“Licensee”), and supplements the Xbox™ Publisher License Agreement between the parties dated as of  March 20, 2001 (“PLA”), and as previously amended.

RECITALS

A.            Whereas, Microsoft and its affiliated companies develop and license a computer game system, known as the Xbox™ game system; and

B.            Whereas, Licensee is an experienced publisher of software products and is developing and publishing one or more software products to run on the Xbox™ game system pursuant to the parties’ PLA; and

C.            Whereas, the parties wish to amend the PLA to provide terms and conditions related to the “Platinum Hits Family Program”.

Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Licensee agree as follows:

I.              DEFINITIONS; INTERPRETATION

a.             Except as expressly provided otherwise in this Amendment, capitalized terms shall have the same meanings ascribed to them in the PLA.

b.             The terms of the PLA are incorporated by reference, and except and to the extent expressly modified by this Amendment or any previous amendments, the PLA shall remain in full force and effect and is hereby ratified and confirmed.   The parties acknowledge that except as expressly set forth herein, this Amendment supersedes any prior amendments to the PLA related to manufactured Finished Product Unit (“FPU”) royalty rates and payments.

c.             “Platinum Hits Family FPU” means an FPU of a Platinum Hits Family Software Title, as such term is further defined in Section [7].1.8 of this Amendment.

II.            PLATINUM HITS FAMILY PROGRAM

The following Section [7].1.8 is added to the PLA:

“[7].1.8  Royalty Rates for Platinum Hits Family Program Software Titles.      If Licensee elects to publish a Software Title under the “Xbox Platinum Hits Family Program” (as such program has been established in the North American Sales Territory and the Asian Sales Territory Excluding Japan and an analogous program has been established in the European Sales Territory as part of the pre-existing “Classics Program”) (such Software Title being referred to herein as a “Platinum Hits Family Software Title”), Licensee shall pay to Microsoft the nonrefundable royalties set forth below, in lieu of the royalties otherwise specified in this Section [7], for each Platinum Hits Family FPU manufactured during the Term of this Agreement.  Software Titles shall be eligible for the Xbox Platinum Hits Family Program commencing **** in the North American and European Sales Territories and the Asian Sales Territory Excluding Japan.

* Confidential portion omitted and filed separately with the Securities and Exchange Commission.

	Royalty Per Platinum FPU Manufactured for Regional Billing Basis			Royalty Per Platinum FPU Manufactured for Worldwide Billing Basis
Sales Territory	North American Manufacturing Region	European Manufacturing Region	Asian Manufacturing Region	All Manufacturing Regions
All	****	****	****	****

Notwithstanding the foregoing, no royalties will be payable hereunder with respect to any Demo Versions.

[7].1.8.1  Qualifying Software Titles.    In order for a Software Title to qualify as a Platinum Hits Family Title in a Sales Territory, all of the following conditions must be satisfied:

(i)            The Software Title must have been Commercially Released and commercially available as a Standard FPU in the applicable Sales Territory for at least **** and less than ****;

(ii)           The Software Title must have received an “E” rating from the ESRB and/or a “PEGI 3+” rating in Europe and/or an equivalent rating in the applicable Sales Territory(ies) (to the extent Software Titles are rated by regulatory boards within the applicable Sales Territory(ies)) and must be (a) character based and/or (b) principally appeal, as determined by Microsoft in its sole good faith discretion, to children 12 years of age and younger; and

(iii)          The following minimum Standard FPU manufacturing quantity for the applicable Sales Territory must have been met:

(a)           For a Software Title that becomes eligible to be published as a Platinum Hit Family Title between **** and **** for the applicable Sales Territory:

•              **** Standard FPUs must have been manufactured for the North American Sales Territory.

•              **** Standard FPUs must have been manufactured for the European Sales Territory.

•              For the Asian Sales Territory Excluding Japan, either (a) **** Standard FPUs of the Software Title must have manufactured or (b) the Software Title must have qualified for the Xbox Platinum Hits Family Program in the North American Sales Territory.

(b)           For a Software Title that first becomes eligible to be published as a Platinum Hit Family Title on or after **** for the applicable Sales Territory, quantities as determined by Microsoft.

(iv)          In any calendar year in a Sales Territory, Licensee may not publish more than **** Software Titles as part of the Platinum Hits Family Program.

(v)           For purposes of clarification, sports titles that are traditionally distributed on an annual cycle shall not qualify as Platinum Family Hits.

(vi)          Software Titles that are published in a territory as Tier 3 titles shall not be eligible for the Platinum Hits Family program in such territory.

(vii)         Wholesale Price per Platinum Hits Family FPU must not exceed **** in the North American Sales Territory, **** in the European Sales Territory and the local currency

* Confidential portion omitted and filed separately with the Securities and Exchange Commission.

equivalent, at the then-prevailing exchange rate, of  **** in each country comprising the Asian Sales Territory Excluding Japan.

(viii)        All Marketing Materials for a Platinum Hits Family Software Title must clearly indicate that the Software Title is an Xbox Platinum Family Hit (or such other title that Microsoft designates for a comparable program in applicable Territories), and Licensee shall submit all such Marketing Materials to Microsoft for its approval in accordance with Section 2.3.4 of the PLA.  Branding and other requirements for Platinum Hits Family Software Title Marketing Materials shall be set forth in the Xbox Guide.

(ix)          The Platinum Hits Family FPU version of the Software Title must be the same or substantially equivalent to the Standard FPU version of the Software Title. Notwithstanding the foregoing, all known material bugs or errors in the Standard FPU version shall be corrected in the Platinum Hits Family FPU version, and Licensee acknowledges that any such corrections may require the Software Title to be re-Certified at Licensee’s expense.  Licensee may modify or add additional content or features to the Platinum Hits Family FPU version of the Software Title (e.g., demos or game play changes) subject to Microsoft’s review and approval, which approval shall not be unreasonably withheld, and Licensee acknowledges that any such modifications or additions may, at Microsoft’s discretion, require the Software Title to be re-Certified at Licensee’s sole expense.

Provided that all of the foregoing conditions have been satisfied with respect to a Software Title in a particular Sales Territory and Licensee provides Microsoft with a completed Platinum Hits Family Program Publication Form in the form annexed hereto as Exhibit 1 no later than **** prior to the targeted Commercial Release of the Platinum Hits Family Software Title, Licensee shall be authorized to manufacture and distribute Platinum Hits Family FPUs in such Sales Territory.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Effective Date on the dates indicated below.

MICROSOFT LICENSING, GP	THQ Inc.

/s/ Roxanne V. Spring	/s/ James M. Kennedy
By (sign)	By (sign)
Roxanne V. Spring	James M. Kennedy
Name (Print)	Name (Print)
SPM	Sr. V.P. Business Legal Affairs
Title	Title
15-Mar-2004	3/8/04
Date	Date

* Confidential portion omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 1

XBOX™ PLATINUM HITS FAMILY PROGRAM PUBLICATION FORM

PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT LICENSING, GP (“MSLIGP”) AT (425) 936-7329 TO THE ATTENTION OF XBOXOPS@MICROSOFT.COM WITH A COPY SENT TO PUBLISHER’S XBOX ACCOUNT MANAGER.  UPON RECEIPT OF THE COMPLETED AND SIGNED FORM, MSLIGP SHALL E-MAIL AN ACKNOWLEDGEMENT OF RECEIPT TO THE PUBLISHER AT THE E-MAIL ADDRESS SPECIFIED BY THE PUBLISHER BELOW.  THIS FORM WILL BE BINDING ONLY UPON PUBLISHER’S RECEIPT OF THE E-MAIL ACKNOWLEDGEMENT.

NOTES:

•                  THIS FORM MUST BE SUBMITTED BY A PUBLISHER IN ORDER TO PUBLISH A SOFTWARE TITLE AS PART OF THE XBOX PLATINUM HITS FAMILY PROGRAM IN ANY SALES TERRITORY.

•                  A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY IN WHICH THE PUBLISHER WISHES TO PUBLISH A SOFTWARE TITLE AS PART OF THE PROGRAM.

1.     Publisher name:

1)              Xbox Software Title Name:

2)              XMID Number:

3)              Sales Territory for which Publisher wants to publish the Software Title as a Platinum Hits Family title (check one):

☐                    North American Sales Territory

☐                    Asian Sales Territory Excluding Japan

☐                    European Sales Territory

4)              Date of Commercial Release of Software Title in applicable Sales Territory:

5)              Number of Standard FPUs manufactured to date for the Software Title for the applicable Sales Territory:

6)              Projected Commercial Release date of Software Title in the applicable Sales Territory as part of Platinum Hits Family Program:

7)              Manufacturing Region for Platinum Hits Family FPUs (check one)

☐                    North America

☐                    Asia

☐                    Europe

The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.

By (sign)

Name (Print)

Title

E-Mail Address (for confirmation)

Date